EXHIBIT 10.3

SEVENTH AMENDMENT TO
LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
SEVENTH AMENDMENT TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) dated as of April 26, 2018 among SEARS HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation, and KMART CORPORATION, a Michigan corporation (the “Borrowers”), JPP, LLC, JPP II, LLC, CRESCENT 1, L.P., CANARY SC FUND, L.P., CYR FUND, L.P., CMH VI, L.P., CYRUS HEARTLAND, L.P., as L/C Lenders, and CITIBANK, N.A., as Administrative Agent (the “Agent”) and Issuing Bank (the “Issuing Bank”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
W I T N E S S E T H:
WHEREAS, Holdings, the Borrowers, the L/C Lenders party thereto, the Agent and the Issuing Bank, are party to that certain Letter of Credit and Reimbursement Agreement (as amended pursuant to that certain First Amendment to Letter of Credit and Reimbursement Agreement dated as of March 2, 2017, that certain Second Amendment to Letter of Credit and Reimbursement Agreement dated as of August 1, 2017, that certain Third Amendment to Letter of Credit and Reimbursement Agreement dated as of August 9, 2017, that certain Fourth Amendment to Letter of Credit and Reimbursement Agreement dated as of December 13, 2017, that certain Fifth Amendment to Letter of Credit and Reimbursement Agreement dated as of February 13, 2018 and that certain Sixth Amendment to Letter of Credit and Reimbursement Agreement, dated as of April 20, 2018, the “Existing LC Facility Agreement”; the Existing LC Facility Agreement as amended hereby, the “Amended LC Facility Agreement”); and
WHEREAS, Holdings, the Borrowers, the L/C Lenders party hereto, the Issuing Bank and the Agent have agreed to amend the Existing LC Facility Agreement.
NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Existing LC Facility Agreement.
2.    Amendments to Existing LC Facility Agreement. Each of the parties hereto agrees that, effective as of the Amendment Effective Date (as defined below), the Existing LC Facility Agreement shall be amended as follows:
(a)    The last sentence of Section 3.01(b) is hereby amended and restated in its entirety as follows: Each Application and each Letter of Credit shall be subject to either the International Standby Practices (ISP 98) of the International Chamber of Commerce or the UCP, and, to the extent not inconsistent therewith, the laws of (i) the State of New York or (ii) in the sole discretion of the Issuing Bank, a State of the United States other than the State of

New York, it being understood that in the case of this clause (ii), (1) each of the L/C Lenders and the Loan Parties irrevocably and unconditionally waives, to the fullest extent permitted by law, any rights, claims or defenses against the Issuing Bank in connection with the governing law, jurisdiction or venue of such Letter of Credit or Application whether at law or equity, in contract, in tort or otherwise and shall not institute any action, suit or proceeding (whether in law or equity, in contract, in tort or otherwise) in connection with the governing law, jurisdiction or venue of such Letter of Credit or Application and (2) the Issuing Bank’s consent with respect to such Letter of Credit or Application is subject to the receipt of an indemnity agreement from the Borrowers in form and substance satisfactory to the Issuing Bank.
3.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) that this Amendment shall have been duly executed and delivered by Holdings, the Borrowers, the L/C Lenders party hereto, the Agent and the Issuing Bank, and the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.
4.    Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, the L/C Lenders, the Issuing Bank and their respective successors and assigns.
5.    Expenses. The Borrowers shall reimburse the Agent and the L/C Lenders for all reasonable and documented out-of-pocket expenses incurred in connection herewith, including, without limitation, reasonable attorneys’ fees.
6.    Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
8.    Jurisdiction. Section 9.11 of the Existing LC Facility Agreement is hereby incorporated by reference, mutatis mutandis, as if it were fully set forth in this Amendment.
9.    WAIVER OF JURY TRIAL. EACH OF HOLDINGS, THE BORROWERS, THE AGENT, THE ISSUING BANK AND THE L/C LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR

THE OTHER LOAN DOCUMENTS OR THE ACTIONS OF THE AGENT, THE ISSUING BANK OR ANY L/C LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.
10.    L/C Lender Reaffirmation. Each L/C Lender hereby confirms its assignments, pledges and grants of security interests, as applicable, under the Cash Collateral Agreement, and agrees that such assignments, pledges and grants of security interests shall continue to be in full force and effect, shall continue to secure full payment and performance of the “Obligations” (as defined in the Cash Collateral Agreement) of such L/C Lender, and shall accrue to the benefit of the Secured Party for its benefit and the benefit of the Agent and the Issuing Bank.
11.    No Novation. Neither this Amendment nor the Amended LC Facility Agreement shall extinguish the Obligations under and as defined in the Cash Collateral Agreement or discharge or release the priority of the Cash Collateral Agreement or any other security therefor. Nothing contained herein or in the Amended LC Facility Agreement shall be construed as a substitution or novation of the Obligations under and as defined in the Cash Collateral Agreement or instruments securing the same, which shall remain in full force and effect. Nothing implied in this Amendment, the Amended LC Facility Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any L/C Lender from any of its Obligations under and as defined in the Cash Collateral Agreement.
[Remainder of page intentionally left blank; Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

HOLDINGS:
SEARS HOLDINGS CORPORATION
By: /s/ Robert A. Riecker_______
Name:    Robert A. Riecker
Title:    Chief Financial Officer

BORROWERS:
SEARS ROEBUCK ACCEPTANCE CORP.
By: /s/ Robert A. Riecker_______
Name:    Robert A. Riecker
Title:    Chief Financial Officer

KMART CORPORATION
By: /s/ Robert A. Riecker_______
Name:    Robert A. Riecker
Title:    Chief Financial Officer

[Signature page to LC and Reimbursement Agreement Seventh Amendment]

Citibank, N.A., as Agent and Issuing Bank
By: __/s/ David L. Smith____________
Name: __David L. Smith________
Title: Vice President and Director

[Signature page to LC and Reimbursement Agreement Seventh Amendment]

JPP, LLC, as an L/C Lender
By: _/s/_Edward S. Lampert____
Name: Edward S. Lampert
Title: Authorized Signatory

JPP II, LLC, as an L/C Lender
By: RBS Partners, L.P., as Manager
By: ESL Investments, Inc., as General Partner
By: __/s/ Edward S. Lampert______
Name: Edward S. Lampert
Title: Authorized Signatory

[Signature page to LC and Reimbursement Agreement Seventh Amendment]

CRESCENT 1, L.P.
CANARY SC FUND, L.P.
CYR FUND, L.P.
CMH VI, L.P.
CYRUS HEARTLAND, L.P. , as L/C Lenders

By: Cyrus Capital Partners, L.P., as Investment Manager
By: ___/s/ Jennifer M. Pulick______
Name: Jennifer M. Pulick
Title: Authorized Signatory

[Signature page to LC and Reimbursement Agreement Seventh Amendment]